Kewaunee Scientific Corporation NASDAQ: KEQU encouraging new discovery…Worldwide Exhibit 99.1

Certain statements in this document constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements other than statements of historical fact included in this document, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, competitive and general economic conditions, both domestically and internationally; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; and acts of terrorism, war, governmental action, natural disasters, the ongoing COVID-19 pandemic, and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interest. Many important factors that could cause such a difference are described under the caption “Risk Factors,” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2022, which you should review carefully, and in our subsequent quarterly reports on Form 10-Q. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU Special Note Regarding Forward Looking Statements

Kewaunee Scientific Corporation | NASDAQ: KEQU Agenda Kewaunee Scientific Overview Fiscal Year 2022 Review Strategic Direction and Outlook Q&A

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee Scientific Corporation Overview

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee is a leading global designer, manufacturer, and installer of specialized equipment and technical furniture products for laboratories across an array of industries, including life sciences, education, government, healthcare, and general research end-markets. Key Facts Statesville, NC Headquarters $168.9M 2022 Revenue Global Footprint 1906 Year Founded Vertically Integrated NASDAQ KEQU Public Corporation Product Offerings Illustrative End-Users Kewaunee Scientific Overview

Kewaunee Scientific Corporation | NASDAQ: KEQU The industries served by Kewaunee continue to receive prioritization for investment dollars as companies, governments, and institutions look to encourage discovery that is dependent on investment in research and development. Kewaunee Scientific Overview R P R R R R R R R R R Source: The Scientific and Equipment Furniture Association (“SEFA”) TDA 2020 Laboratory Enclosures and Furniture Market Report

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee Scientific Overview “According to The World Bank, in the US, 3.5% of GDP was spent on research and development in 2020 (the latest year of data), which is an increase of one full percentage point relative to 1996. Since 1996, US GDP has risen at a compounded rate of 4.0%, resulting in a total increase of 158.8%. In the same time period, the compound annual growth rate of R&D spend has been 5.5%, resulting in a total rise of 264.5%. In all likelihood, research and development spending will continue to increase as the velocity of technological development continues to rise.” (Bespoke Investments LLC). World Bank Research and Development % Data set https://data.worldbank.org/indicator/GB.XPD.RSDV.GD.ZS

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee is active in multiple sectors, providing geographical and industry diversification. The diversity of end-use segments for the Company’s products supports a narrative of growth and end-market expansion for Kewaunee. Kewaunee Scientific Overview HEALTHCARE Market includes hospitals, surgery centers, testing centers, elderly care communities, etc. Macro population and aging trends support continued investment in health-related initiatives requiring laboratories LIFE SCIENCES Market includes life sciences, pharmaceutical, bio-technology and other manufacturers Continued global investment in research and development Expanding spend on infrastructure EDUCATION Market includes K-12 and colleges and universities Increasing investments being made in STEM requiring new or upgraded facilities State and local governments beginning to fund education infrastructure improvements

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewanee is a North American leader in manufactured laboratory, healthcare, and technical furniture. Kewaunee’s Domestic Segment primarily relies on its dealer and distribution network to sell its products to end users. Kewaunee Scientific Overview Designs and manufactures laboratory, healthcare, and technical furniture products Products sold through exclusive dealers and national stocking distributor Products manufactured in Statesville, North Carolina

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee’s International segment participates more broadly across the laboratory construction value chain, from pre-construction through providing facility maintenance services for customers with market leading positions in India and the Middle East. Kewaunee Scientific Overview Turn-key provider of total laboratory solution – design, construction, manufacture, installation and maintenance Sold principally direct to end-users Products for international markets manufactured in Statesville, NC and in Bangalore, India Current International Footprint Market leader in India and Middle East geographies

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2022 Review

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2022 Review – Consolidated Results *EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2022 Review – Domestic Segment FY 2022 Impacts: Inflation impacts that could not be passed along to customers due to the fixed nature of contracts approximated $4.6M. Volumes returned, however, labor shortages prevented ramping workforce to pre-Covid-19 levels. Supply chain challenges impacted material availability, deliveries and access to materials. The Domestic segment was significantly impacted by input cost inflation, labor shortages, supply chain disruptions and the ongoing impact of Covid-19. FY 2022 Accomplishments: Backlog at FY22 year-end was $93M, flat when compared to prior year. However, current backlog mix is more heavily weighted toward manufactured product as a result of decision to exit direct markets. Sale leaseback transaction closed providing liquidity to pay-off Domestic line of credit and operate the business. $4M of tax expense recorded in Q4 from gain on transaction. Multi-year capital plan focused on continued modernization of metal operations and IT infrastructure. *EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2022 Review – International Segment FY 2022 Impacts: Strength in the Indian market driven by strong investments across the life sciences, petroleum and technology markets. Raw material inflation impacts approximate $0.6M The Middle East and ASEAN markets remained soft with continued Covid-19 related constraints in place. International segment delivered strong performance, capitalizing on strong international investment in laboratories. FY 2022 Accomplishments: Strong revenue, net earnings and EBITDA growth driven by the Indian market. Record backlog with multiple significant awards in India, ASEAN and Africa markets. Continued investment in talent and capability in a competitive labor market. Quoting pipeline remains strong in all markets. *EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2022 Review – Corporate Segment Corporate Segment: CEO and CFO compensation Corporate finance and global treasury Stock based incentive compensation Public company costs Pension administration Expenses related to the amortization of the underfunded pension liability Other expenses

Kewaunee Scientific Corporation | NASDAQ: KEQU Strategic Direction and Outlook

“To be the global supplier of choice with customers in the laboratory furniture and infrastructure markets.” Kewaunee Scientific Corporation | NASDAQ: KEQU Strategic Direction and Outlook

Kewaunee Scientific Corporation | NASDAQ: KEQU We will be easy to do business with. We will get closer to our customer(s). We will lead and not follow (we are innovators). Our Guiding Principles We will do everything with excellence. Strategic Direction and Outlook

Kewaunee Scientific Corporation | NASDAQ: KEQU Thank You and Questions

Kewaunee Scientific Corporation NASDAQ: KEQU encouraging new discovery…Worldwide

Kewaunee Scientific Corporation | NASDAQ: KEQU Appendix

Kewaunee Scientific Corporation | NASDAQ: KEQU Non-GAAP Reconciliations Kewaunee Scientific Corporation Kewaunee Scientific Corporation Annual Shareholder Meeting | August 24, 2022 Appendix: Non-GAAP Measures (Dollars in Thousands) The following unaudited tables reconcile Net Earnings to EBITDA, by Segment and Consolidated EBITDA and Segment EBITDA We calculate EBITDA and Segment EBITDA as net earnings, less interest expense and income, income taxes, depreciation, and amortization. We believe EBITDA and Segment EBITDA allow management and our investors to compare our performance to other companies on a consistent basis without regard to depreciation and amortization, which can vary significantly between companies depending upon many factors. EBITDA and Segment EBITDA are not calculations based upon generally accepted accounting principles and our method for calculating EBITDA and Segment EBITDA can vary as compared to other companies. The amounts included in the EBITDA and Segment EBITDA calculations, however, are derived from amounts included in the historical statements of earnings. EBITDA and Segment EBITDA should not be considered an alternative to net earnings or operating earnings as an indicator of the Company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity.